July 23, 2012                                            Exhibit 99.1
Park National Corporation reports financial results
for second quarter 2012 and continues $0.94 quarterly dividend
NEWARK, Ohio - Park National Corporation (Park) (NYSE Amex: PRK) today reported financial results for the three-month (second quarter) and six-month periods ended June 30, 2012 (first half). Also, Park's board of directors declared a $0.94 per common share quarterly cash dividend, payable on September 7, 2012 to common shareholders of record as of August 22, 2012.
Net income for the first half of 2012 was $50.4 million, a 1.5 percent decline from the $51.1 million in net income for the same period in 2011. Net income per diluted common share was $3.05, a 2.6 percent decrease from the $3.13 net income per diluted common share reported for the first half of 2011.
Net income for the second quarter of 2012 was $18.9 million, a 34.8 percent decline from the $29.0 million in net income for the same period in 2011. Net income per diluted common share was $1.10, a 38.4 percent decrease from the $1.79 net income per diluted common share reported in the second quarter of 2011.
Net income for the second quarter and first half of 2011 included pre-tax gains of $15.4 million and $22.0 million, respectively, from the sale of investment securities. Net income for the first half of 2012 also included a pre-tax gain of $22.2 million from the sale of substantially all of the performing loans, operating assets and the liabilities of Vision Bank, which closed on February 16, 2012. Excluding securities gains in 2011 and the gain from the sale of the Vision Bank business in 2012, net income for the six months ended June 30, 2012 and 2011 would have been $36.0 million and $36.9 million, respectively.
The Park National Bank Results
Park's community-banking subsidiary in Ohio, The Park National Bank (PNB), reported net income of $23.5 million for the second quarter of 2012, compared to net income of $34.2 million ($25.5 million, excluding the gain on sale of securities) for the same period in 2011. PNB reported net income of $45.0 million for the first half of 2012, compared to net income of $63.3 million ($50.2 million, excluding the gain on sale of securities) for the same period in 2011. The Park National Bank had total assets of $6.5 billion at June 30, 2012, compared to $6.6 billion at June 30, 2011. This performance generated a return on average assets of 1.39 percent and 1.96 percent (1.55 percent, excluding the gain on sale of securities) for The Park National Bank in the first halves of 2012 and 2011, respectively.
“The consistent success of The Park National Bank and Guardian Finance in Ohio is evidence of the continued appreciation of personalized service delivered by our reliable, local experts,” said Park Chairman C. Daniel DeLawder. “Historically low loan rates continue to spark conversations with customers throughout the many communities we serve, and our loans in Ohio have increased by $110.6 million, or 5.31 percent on an annualized basis, since December 31, 2011.”
Headquartered in Newark, Ohio, Park National Corporation has $6.7 billion in total assets (as of June 30, 2012). Park consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Media contacts: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com or John Kozak, 740.349.3792
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and the credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial service organizations increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended June 30, 2012, March 31, 2012, and June 30, 2011

	2012	2012	2011	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '12	2Q '11
INCOME STATEMENT:
Net interest income	$58,680	$61,728	$70,022	(4.9)%	(16.2)%
Provision for loan losses	5,238	8,338	12,516	(37.2)%	(58.1)%
Gain on sale of Vision Bank	—	22,167	—	N.M.	N.M.
Other income	17,508	17,453	15,138	0.3%	15.7%
Gain on sale of securities	—	—	15,362	N.M.	N.M.
Total other expense	45,804	48,470	47,007	(5.5)%	(2.6)%
Income before income taxes	$25,146	$44,540	$40,999	(43.5)%	(38.7)%
Income taxes	6,260	13,065	12,046	(52.1)%	(48.0)%
Net income	$18,886	$31,475	$28,953	(40.0)%	(34.8)%
Preferred stock dividends and accretion	1,948	1,477	1,464	31.9%	33.1%
Net income available to common shareholders	$16,938	$29,998	$27,489	(43.5)%	(38.4)%

MARKET DATA:
Earnings per common share - basic (b)	$1.10	$1.95	$1.79	(43.6)%	(38.5)%
Earnings per common share - diluted (b)	1.10	1.95	1.79	(43.6)%	(38.5)%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	42.88	42.71	41.78	0.4%	2.6%
Stock price per common share at period end	69.75	69.17	65.86	0.8%	5.9%
Market capitalization at period end	1,074,561	1,065,626	1,014,172	0.8%	6.0%

Weighted average common shares - basic (a)	15,405,902	15,405,910	15,398,919	—%	—%
Weighted average common shares - diluted (a)	15,405,902	15,417,745	15,399,593	(0.1)%	—%
Common shares outstanding at period end	15,405,898	15,405,905	15,398,913	—%	—%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.01%	1.75%	1.51%	(42.3)%	(33.1)%
Return on average common equity (a)(b)	10.33%	18.50%	17.17%	(44.2)%	(39.8)%
Yield on loans	5.36%	5.52%	5.61%	(2.9)%	(4.5)%
Yield on investments	3.30%	3.34%	3.91%	(1.2)%	(15.6)%
Yield on money markets	0.25%	0.25%	0.15%	—%	66.7%
Yield on earning assets	4.71%	4.81%	5.08%	(2.1)%	(7.3)%
Cost of interest bearing deposits	0.51%	0.56%	0.67%	(8.9)%	(23.9)%
Cost of borrowings	2.81%	2.73%	2.65%	2.9%	6.0%
Cost of paying liabilities	1.05%	1.05%	1.09%	—%	(3.7)%
Net interest margin	3.87%	3.97%	4.19%	(2.5)%	(7.6)%
Efficiency ratio (g)	59.80%	47.62%	54.88%	25.6%	9.0%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.03%	1.77%	1.53%	(41.8)%	(32.7)%
Annualized return on average tangible common equity (a)(b)(c)	11.62%	20.85%	19.53%	(44.3)%	(40.5)%
Tangible common book value per common share (d)	$38.15	$37.97	$36.78	0.5%	3.7%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended June 30, 2012, March 31, 2012, and June 30, 2011

				Percent change vs.
BALANCE SHEET:	June 30, 2012	March 31, 2012	June 30, 2011	1Q '12	2Q '11

Investment securities	$1,688,654	$1,857,335	$1,960,886	(9.1)%	(13.9)%
Loans	4,386,851	4,324,383	4,710,513	1.4%	(6.9)%
Allowance for loan losses	58,696	59,758	120,174	(1.8)%	(51.2)%
Goodwill and other intangibles	72,949	73,088	77,039	(0.2)%	(5.3)%
Other real estate owned	38,424	41,965	47,734	(8.4)%	(19.5)%
Total assets	6,705,574	6,776,851	7,322,024	(1.1)%	(8.4)%
Total deposits	4,822,975	4,817,388	5,257,517	0.1%	(8.3)%
Borrowings	1,152,139	1,133,738	1,130,564	1.6%	1.9%
Stockholders' equity	660,623	756,429	741,098	(12.7)%	(10.9)%
Common equity	660,623	658,057	643,380	0.4%	2.7%
Tangible common equity (d)	587,674	584,969	566,341	0.5%	3.8%
Nonperforming loans	207,631	217,663	238,723	(4.6)%	(13.0)%
Nonperforming assets	246,055	259,628	286,457	(5.2)%	(14.1)%
Past due 90 day loans and still accruing	1,870	2,281	3,142	(18.0)%	(40.5)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	65.42%	63.81%	64.33%	2.5%	1.7%
Nonperforming loans as a % of period end loans	4.73%	5.03%	5.07%	(6.0)%	(6.7)%
Past due 90 day loans as a % of period end loans	0.04%	0.05%	0.07%	(20.0)%	(42.9)%
Nonperforming assets / Period end loans + OREO	5.56%	5.95%	6.02%	(6.6)%	(7.6)%
Allowance for loan losses as a % of period end loans	1.34%	1.38%	2.55%	(2.9)%	(47.5)%
Net loan charge-offs	$6,469	$17,024	$40,872	(62.0)%	(84.2)%
Annualized net loan charge-offs as a % of average loans (a)	0.60%	1.53%	3.46%	(60.8)%	(82.7)%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.85%	11.16%	10.12%	(11.7)%	(2.7)%
Common equity / Period end assets	9.85%	9.71%	8.79%	1.4%	12.1%
Tangible common equity (d) / Tangible assets (f)	8.86%	8.73%	7.82%	1.5%	13.3%
Average equity / Average assets (a)	10.21%	10.88%	10.15%	(6.2)%	0.6%
Average equity / Average loans (a)	15.74%	16.73%	15.59%	(5.9)%	1.0%
Average loans / Average deposits (a)	90.83%	90.82%	89.67%	—%	1.3%

N.M. - Not meaningful

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2012 and 2011

	2012	2011	Percent change vs.
(in thousands, except share and per share data)			2Q '11
INCOME STATEMENT:
Net interest income	$120,408	$139,335	(13.6)%
Provision for loan losses	13,576	26,616	(49.0)%
Gain on sale of Vision Bank	22,167	—	N.M.
Other income	34,961	30,168	15.9%
Gain on sale of securities	—	21,997	N.M.
Total other expense	94,274	93,353	1.0%
Income before income taxes	$69,686	$71,531	(2.6)%
Income taxes	19,325	20,382	(5.2)%
Net income	$50,361	$51,149	(1.5)%
Preferred stock dividends and accretion	3,425	2,928	17.0%
Net income available to common shareholders	$46,936	$48,221	(2.7)%

MARKET DATA:
Earnings per common share - basic (b)	$3.05	$3.13	(2.6)%
Earnings per common share - diluted (b)	3.05	3.13	(2.6)%
Cash dividends per common share	1.88	1.88	—%

Weighted average common shares - basic (a)	15,405,906	15,398,925	—%
Weighted average common shares - diluted (a)	15,409,690	15,401,506	0.1%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.39%	1.34%	3.7%
Return on average common equity (a)(b)	14.39%	15.24%	(5.6)%
Yield on loans	5.44%	5.62%	(3.2)%
Yield on investments	3.32%	3.94%	(15.7)%
Yield on earning assets	4.76%	5.11%	(6.8)%
Cost of interest bearing deposits	0.53%	0.70%	(24.3)%
Cost of borrowings	2.77%	2.57%	7.8%
Cost of paying liabilities	1.05%	1.11%	(5.4)%
Net interest margin (g)	3.92%	4.20%	(6.7)%
Efficiency ratio (g)	52.85%	54.75%	(3.5)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$23,493	$50,017	(53.0)%
Annualized net loan charge-offs as a % of average loans (a)	1.07%	2.13%	(49.8)%

CAPITAL & LIQUIDITY:
Average equity / Average assets (a)	10.55%	10.12%	4.2%
Average equity / Average loans (a)	16.25%	15.51%	4.8%
Average loans / Average deposits (a)	90.83%	90.42%	0.5%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.40%	1.35%	3.7%
Annualized return on average tangible common equity (a)(b)(c)	16.20%	17.35%	(6.6)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters or six months ended June 30, 2012, and June 30, 2011, as appropriate.
(b) Reported measure uses net income available to common shareholders.
(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2012	December 31, 2011	June 30, 2011	June 30, 2012	June 30, 2011
AVERAGE STOCKHOLDERS' EQUITY	$685,305	$754,168	$739,585	$717,905	$735,708
Less: Average preferred stock	25,944	98,023	97,595	62,093	97,488
Average goodwill and other intangibles	73,027	76,041	77,404	73,323	77,734
AVERAGE TANGIBLE COMMON EQUITY	$586,334	$580,104	$564,586	$582,489	$560,486

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	June 30, 2012	December 31, 2011	June 30, 2011
STOCKHOLDERS' EQUITY	$660,623	$742,364	$741,098
Less: Preferred stock	—	98,146	97,718
Goodwill and other intangibles	72,949	74,843	77,039
TANGIBLE COMMON EQUITY	$587,674	$569,375	$566,341

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2012	December 31, 2011	June 30, 2011	June 30, 2012	June 30, 2011
AVERAGE ASSETS	$6,712,439	$7,092,437	$7,284,946	$6,804,493	$7,271,756
Less: Average goodwill and other intangibles	73,027	76,041	77,404	73,323	77,734
AVERAGE TANGIBLE ASSETS	$6,639,412	$7,016,396	$7,207,542	$6,731,170	$7,194,022

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2012	December 31, 2011	June 30, 2011
TOTAL ASSETS	$6,705,574	$6,972,245	$7,322,024
Less: Goodwill and other intangibles	72,949	74,843	77,039
TANGIBLE ASSETS	$6,632,625	$6,897,402	$7,244,985

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2012	December 31, 2011	June 30, 2011	June 30, 2012	June 30, 2011
Interest income	$71,486	$80,231	$84,922	$146,324	$169,584
Fully taxable equivalent adjustment	406	456	490	833	1,008
Fully taxable equivalent interest income	$71,892	$80,687	$85,412	$147,157	$170,592
Interest expense	12,806	13,952	14,900	25,916	30,249
Fully taxable equivalent net interest income	$59,086	$66,735	$70,512	$121,241	$140,343

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2012	2011	2012	2011

Interest income:
Interest and fees on loans	$57,593	$65,862	$118,698	$131,316
Interest on:
Obligations of U.S. Government, its agencies
and other securities	13,794	18,960	27,378	38,013
Obligations of states and political subdivisions	42	92	88	241
Other interest income	57	8	160	14
Total interest income	71,486	84,922	146,324	169,584

Interest expense:
Interest on deposits:
Demand and savings deposits	602	951	1,356	1,942
Time deposits	4,121	6,200	8,760	12,934
Interest on borrowings	8,083	7,749	15,800	15,373
Total interest expense	12,806	14,900	25,916	30,249

Net interest income	58,680	70,022	120,408	139,335

Provision for loan losses	5,238	12,516	13,576	26,616

Net interest income after provision for loan losses	53,442	57,506	106,832	112,719

Gain on sale of Vision Bank	—		22,167
Other income	17,508	15,138	34,961	30,168

Gain on sale of securities	—	15,362	—	21,997

Total other expense	45,804	47,007	94,274	93,353

Income before income taxes	25,146	40,999	69,686	71,531

Income taxes	6,260	12,046	19,325	20,382

Net income	$18,886	$28,953	$50,361	$51,149

Preferred stock dividends and accretion	1,948	1,464	3,425	2,928

Net income available to common shareholders	$16,938	$27,489	$46,936	$48,221

Per Common Share:
Net income - basic	$1.10	$1.79	$3.05	$3.13
Net income - diluted	$1.10	$1.79	$3.05	$3.13

Weighted average shares - basic	15,405,902	15,398,919	15,405,906	15,398,925
Weighted average shares - diluted	15,405,902	15,399,593	15,409,690	15,401,506

Cash Dividends Declared	$0.94	$0.94	$1.88	$1.88

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2012	December 31, 2011

Assets

Cash and due from banks	$132,561	$137,770
Money market instruments	75,501	19,716
Investment securities	1,688,654	1,708,473
Loans	4,386,851	4,317,099
Allowance for loan losses	58,696	68,444
Loans, net	4,328,155	4,248,655
Bank premises and equipment, net	52,261	53,741
Goodwill and other intangibles	72,949	74,843
Other real estate owned	38,424	42,272
Other assets	317,069	304,313
Assets held for sale	—	382,462

Total assets	$6,705,574	$6,972,245

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,034,952	$995,733
Interest bearing	3,788,023	3,469,381
Total deposits	4,822,975	4,465,114
Borrowings	1,152,139	1,162,026
Other liabilities	69,837	66,555
Liabilities held for sale	—	536,186
Total liabilities	$6,044,951	$6,229,881

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2012 and 2011; No shares issued at June 30, 2012 and 100,000 shares issued at December 31, 2011)	$—	$98,146
Common stock (No par value; 20,000,000 shares authorized in 2011 and 2010; 16,151,007 shares issued at June 30, 2012, and 16,151,021 shares issued at December 31, 2011)	302,655	301,202
Common stock warrants	—	4,297
Accumulated other comprehensive loss, net of taxes	(7,556)	(8,831)
Retained earnings	442,531	424,557
Treasury stock (745,109 shares at June 30, 2012, and 745,109 shares at December 31, 2011)	(77,007)	(77,007)
Total stockholders' equity	$660,623	$742,364

Total liabilities and stockholders' equity	$6,705,574	$6,972,245

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2012	2011	2012	2011

Assets

Cash and due from banks	$115,175	$122,298	$125,827	$121,324
Money market instruments	92,854	21,239	130,867	24,078
Investment securities	1,708,312	2,002,676	1,686,102	1,986,901
Loans	4,353,181	4,743,696	4,419,128	4,743,387
Allowance for loan losses	60,490	149,225	65,466	147,964
Loans, net	4,292,691	4,594,471	4,353,662	4,595,423
Bank premises and equipment, net	52,328	69,554	56,363	69,723
Goodwill and other intangibles	73,027	77,404	73,323	77,734
Other real estate owned	40,078	45,976	41,370	45,073
Other assets	337,974	351,328	336,979	351,500

Total assets	$6,712,439	$7,284,946	$6,804,493	$7,271,756

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,030,740	$988,028	$1,038,901	$972,132
Interest bearing	3,761,781	4,301,871	3,826,631	4,273,719
Total deposits	4,792,521	5,289,899	4,865,532	5,245,851
Borrowings	1,156,113	1,171,827	1,147,570	1,205,310
Other liabilities	78,500	83,635	73,486	84,887
Total liabilities	$6,027,134	$6,545,361	$6,086,588	$6,536,048

Stockholders' Equity:
Preferred stock	$25,944	$97,595	$62,093	$97,488
Common stock	302,113	301,202	301,657	301,202
Common stock warrants	1,511	4,458	2,904	4,466
Accumulated other comprehensive loss, net of taxes	(8,267)	(2,717)	(8,312)	(3,730)
Retained earnings	441,011	416,780	436,570	414,015
Treasury stock	(77,007)	(77,733)	(77,007)	(77,733)
Total stockholders' equity	$685,305	$739,585	$717,905	$735,708

Total liabilities and stockholders' equity	$6,712,439	$7,284,946	$6,804,493	$7,271,756

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2012	2012	2011	2011	2011
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$57,593	$61,105	$65,497	$65,645	$65,862
Interest on:
Obligations of U.S. Government, its agencies and other securities	13,794	13,584	14,571	16,289	18,960
Obligations of states and political subdivisions	42	46	61	69	92
Other interest income	57	103	102	62	8
Total interest income	71,486	74,838	80,231	82,065	84,922

Interest expense:
Interest on deposits:
Demand and savings deposits	602	754	894	976	951
Time deposits	4,121	4,639	5,247	5,661	6,200
Interest on borrowings	8,083	7,717	7,811	7,808	7,749
Total interest expense	12,806	13,110	13,952	14,445	14,900

Net interest income	58,680	61,728	66,279	67,620	70,022

Provision for loan losses	5,238	8,338	20,218	16,438	12,516

Net interest income after provision for loan losses	53,442	53,390	46,061	51,182	57,506

Gain on sale of Vision business	—	22,167	—	—	—
Other income	17,508	17,453	17,885	18,027	15,138

Gain on sale of securities	—	—	3,367	3,465	15,362

Total other expense	45,804	48,470	49,365	45,599	47,007

Income before income taxes	25,146	44,540	17,948	27,075	40,999

Income taxes	6,260	13,065	7,339	6,694	12,046

Net income	$18,886	$31,475	$10,609	$20,381	$28,953

Preferred stock dividends and accretion	1,948	1,477	1,464	1,464	1,464

Net income available to common shareholders	$16,938	$29,998	$9,145	$18,917	$27,489

Per Common Share:
Net income - basic	$1.10	$1.95	$0.59	$1.23	$1.79
Net income - diluted	$1.10	$1.95	$0.59	$1.23	$1.79

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2012	2012	2011	2011	2011
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$4,044	$3,828	$3,699	$3,615	$3,929
Service charges on deposits	4,154	4,071	4,643	4,894	4,525
Other service income	3,417	2,734	2,484	3,087	2,734
Checkcard fee income	3,180	3,172	3,115	3,154	3,251
Bank owned life insurance income	1,184	1,202	1,403	1,229	1,228
ATM fees	536	608	641	726	682
OREO devaluations	(2,648)	(1,359)	(1,742)	(588)	(3,355)
Gain on sale of Vision Bank	—	22,167	—	—	—
Other	3,641	3,197	3,642	1,910	2,144
Total other income	$17,508	$39,620	$17,885	$18,027	$15,138

Other expense:
Salaries and employee benefits	$22,813	$24,823	$25,952	$25,799	$25,253
Net occupancy expense	2,249	2,670	2,866	2,665	2,764
Furniture and equipment expense	2,727	2,621	2,643	2,688	2,785
Data processing fees	899	1,200	1,393	1,184	1,135
Professional fees and services	5,800	5,581	5,920	5,005	5,320
Amortization of intangibles	139	1,754	1,528	669	669
Marketing	705	843	852	764	728
Insurance	1,400	1,490	1,526	681	2,345
Communication	1,494	1,537	1,544	1,475	1,485
Loan put provision	2,701	662	—	—	—
Other	4,877	5,289	5,141	4,669	4,523
Total other expense	$45,804	$48,470	$49,365	$45,599	$47,007

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended	Quarter ended		Year ended December 31,
(in thousands, except ratios)	June 30, 2012	March 31, 2012		2011	2010	2009	2008

Allowance for loan losses:
Allowance for loan losses, beginning of period	$59,758	$68,444		$143,575	$116,717	$100,088	$87,102
Transfer of loans at fair value	—	—		(219)	—	—	—
Transfer of allowance to held for sale	—	—		(13,100)	—	—	—
Transfer from loan put liability	169	—		—	—	—	—
Charge-offs	10,233	18,967	(A)	133,882	66,314	59,022	62,916
Recoveries	3,764	1,943		8,798	6,092	6,830	5,415
Net charge-offs	6,469	17,024		125,084	60,222	52,192	57,501
Provision for loan losses	5,238	8,338		63,272	87,080	68,821	70,487
Allowance for loan losses, end of period	$58,696	$59,758		$68,444	$143,575	$116,717	$100,088
Loan put liability, beginning of period	$662	$—		$—	$—	$—	$—
Transfer of loan put liability to allowance for loan losses	(169)	—		—	—	—	—
Loan put provision	2,701	662		—	—	—	—
Loan put liability, end of period	$3,194	$662		$—	$—	$—	$—
Allowance for credit losses, end of period	$61,890	$60,420		$68,444	$143,575	$116,717	$100,088
(A) Includes the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$58,696	$59,758		$68,444	$143,575	$116,717	$100,088
Specific reserves	10,946	9,505		15,935	66,904	36,721	8,875
General reserves	$47,750	$50,253		$52,509	$76,671	$79,996	$91,213

Total loans	$4,386,851	$4,324,383		$4,317,099	$4,732,685	$4,640,432	$4,491,337
Impaired commercial loans	170,224	179,293		187,074	250,933	201,143	141,343
Non-impaired loans	$4,216,627	$4,145,090		$4,130,025	$4,481,752	$4,439,289	$4,349,994

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for quarterly periods)	0.60%	1.53%		2.65%	1.30%	1.14%	1.32%
Allowance for loan losses as a % of period end loans	1.34%	1.38%		1.59%	3.03%	2.52%	2.23%
General reserves as a % of non-impaired loans	1.13%	1.21%		1.27%	1.71%	1.80%	2.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$180,381	$183,227		$195,106	$289,268	$233,544	$159,512
Accruing troubled debt restructuring	27,250	34,436		28,607	--	142	2,845
Loans past due 90 days or more	1,870	2,281		3,489	3,590	14,773	5,421
Total nonperforming loans	$209,501	$219,944		$227,202	$292,858	$248,459	$167,778
Other real estate owned - Park National Bank	13,439	13,387		13,240	8,385	6,037	6,149
Other real estate owned - SEPH	24,985	28,578		29,032	--	--	--
Other real estate owned - Vision Bank	--	--		--	33,324	35,203	19,699
Total nonperforming assets	$247,925	$261,909		$269,474	$334,567	$289,699	$193,626
Percentage of nonaccrual loans to period end loans	4.11%	4.24%		4.52%	6.11%	5.03%	3.55%
Percentage of nonperforming loans to period end loans	4.78%	5.09%		5.26%	6.19%	5.35%	3.74%
Percentage of nonperforming assets to period end loans	5.65%	6.06%		6.24%	7.07%	6.24%	4.31%
Percentage of nonperforming assets to period end assets	3.70%	3.86%		3.86%	4.59%	4.11%	2.74%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$107,749	$102,886	$96,113	$117,815	$85,197	$68,306
Accruing troubled debt restructuring	25,782	32,451	26,342	--	142	--
Loans past due 90 days or more	1,870	2,281	3,367	3,226	3,496	4,777
Total nonperforming loans	$135,401	$137,618	$125,822	$121,041	$88,835	$73,083
Other real estate owned - Park National Bank	13,439	13,387	13,240	8,385	6,037	6,149
Total nonperforming assets	$148,840	$151,005	$139,062	$129,426	$94,872	$79,232
Percentage of nonaccrual loans to period end loans	2.50%	2.43%	2.29%	2.88%	2.15%	1.80%
Percentage of nonperforming loans to period end loans	3.15%	3.26%	3.00%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to period end loans	3.46%	3.57%	3.32%	3.16%	2.39%	2.08%
Percentage of nonperforming assets to period end assets	2.27%	2.29%	2.21%	1.99%	1.53%	1.27%

Nonperforming Assets -SEPH/Vision Bank (retained portfolio as of June 30, 2012, March 31, 2012, and December 31, 2011):
Nonaccrual loans	$72,632	$80,341	$98,993	$171,453	$148,347	$91,206
Accruing troubled debt restructuring	1,468	1,985	2,265	--	--	2,845
Loans past due 90 days or more	--	--	122	364	11,277	644
Total nonperforming loans	$74,100	$82,326	$101,380	$171,817	$159,624	$94,695
Other real estate owned - Vision Bank	--	--	--	33,324	35,023	19,699
Other real estate owned - SEPH	24,985	28,578	29,032	--	--	--
Total nonperforming assets	$99,085	$110,904	$130,412	$205,141	$194,647	$114,394
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	26.77%	21.91%	13.21%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	26.82%	23.58%	13.71%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	32.02%	28.78%	16.57%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	25.90%	21.70%	12.47%

New nonaccrual loan information-Park National Corporation
Nonaccrual loans, beginning of period	$183,227	$195,106	$289,268	$233,544	$159,512	$101,128
New nonaccrual loans - Ohio-based operations	18,135	21,778	124,158	175,175	184,181	141,749
Resolved nonaccrual loans	20,981	33,657	218,320	119,451	110,149	83,365
Nonaccrual loans, end of period	$180,381	$183,227	$195,106	$289,268	$233,544	$159,512

New nonaccrual loan information-Ohio based operations
Nonaccrual loans, beginning of period	$102,886	$96,113	$117,815	$85,197	$68,306	$38,113
New nonaccrual loans - Ohio-based operations	14,253	21,210	78,316	85,081	57,641	58,161
Resolved nonaccrual loans	9,390	14,437	100,018	52,463	40,750	27,968
Nonaccrual loans, end of period	$107,749	$102,886	$96,113	$117,815	$85,197	$68,306

New nonaccrual loan information-SEPH/Vision Bank (SEPH as of March 31, 2012)
Nonaccrual loans, beginning of period	$80,341	$98,993	$171,453	$148,347	$91,206	$63,015
New nonaccrual loans - SEPH/Vision Bank	3,882	568	45,842	90,094	126,540	83,588
Resolved nonaccrual loans	11,591	19,220	118,302	66,988	69,399	55,397
Nonaccrual loans, end of period	$72,632	$80,341	$98,993	$171,453	$148,347	$91,206

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$277,375	$287,623	$290,908	$304,534	$245,092	$171,310
Prior charge-offs	107,151	108,330	103,834	53,601	43,949	29,967
Remaining principal balance	170,224	179,293	187,074	250,933	201,143	141,343
Specific reserves	10,946	9,505	15,935	66,904	36,721	8,875
Book value, after specific reserve	$159,278	$169,788	$171,139	$184,029	$164,422	$132,468

CONTACT: Media contacts:
Bethany Lewis
740.349.0421
blewis@parknationalbank.com

John Kozak, CFO
740.349.3792

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com